iShares®
iShares Trust
Supplement dated April 2, 2026
to the currently effective Summary Prospectus, Prospectus
and Statement of Additional Information (the “SAI”),
for the iShares S&P 500 3% Capped ETF (TOPC) (the “Fund”)
Change in the Fund’s “Fees and Expenses”

1.	The disclosure under the section of the Summary Prospectus and Prospectus entitled “Fees and Expenses,” excluding the disclosure under “Portfolio Turnover,” is hereby deleted and replaced with the following:
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. Amounts in the table are rounded to the nearest basis point, which in some cases may be “0.00.” The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses.
The Fund may incur “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies. The impact of Acquired Fund Fees and Expenses is included in the Fund’s total return but is not included in the Fund’s ratio of expenses to average net assets. Both figures are shown in the Financial Highlights section of the Fund’s prospectus (the “Prospectus”). BFA, the investment adviser to the Fund, has contractually agreed to waive a portion of its management fee such that the Fund’s total annual fund operating expenses after fee waiver will not exceed 0.09% through July 31, 2031. This contractual waiver may be terminated prior to July 31, 2031 only upon written agreement of the Trust and BFA.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)[1,2]
Management Fees	Distribution and Service (12b‑1) Fees	Other Expenses[3]	Total Annual Fund Operating Expenses	Fee Waiver	Total Annual Fund Operating Expenses After Fee Waiver

0.15%	None	0.00%	0.15%	(0.06)%	0.09%

[1]	Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.

[2]	The expense information in the table has been restated to reflect current fees.

[3]	Based on estimated amounts for the current fiscal year.
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years

$9	$29

Change in the Fund’s “Management of the Fund”

2.	Footnote 1 to the table under the “Management of the Fund – Fees and Expenses” section of the Prospectus is hereby deleted in its entirety and replaced with the following:
BFA, the investment adviser to the Fund, has contractually agreed to waive a portion of its management fee such that the Fund’s total annual fund operating expenses after fee waiver will not exceed 0.09% through July 31, 2031. This contractual waiver may be terminated prior to July 31, 2031 only upon written agreement of the Trust and BFA.
Changes in the Fund’s “Investment Advisory, Administrative and Distribution Services”

3.	The fifth paragraph under the “Investment Advisory, Administrative and Distribution Services – Investment Adviser” section of the SAI is hereby deleted in its entirety and replaced with the following:
For its investment advisory services to the Fund, BFA is paid a management fee by the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.15%. BFA, the investment adviser to the Fund, has contractually agreed to waive a portion of its management fee such that the Fund’s total annual fund operating expenses after fee waiver will not exceed 0.09% through July 31, 2031. This contractual waiver may be terminated prior to July 31, 2031 only upon written agreement of the Trust and BFA.
If you have any questions, please call 1‑800‑iShares (1‑800‑474‑2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.
IS‑SUPP‑TOPC‑0426

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